Exhibit 99.1

SEALED AIR CORPORATION

SUPPLEMENTARY INFORMATION

REVISED SEGMENT INFORMATION(1)

(unaudited)

The following tables set forth the revised financial information by segment:

	2013					2012					2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended	Year Ended
Net Trade Sales:
Food Care	$903.1	$947.0	$951.0	$1,013.1	$3,814.2	$895.4	$923.3	$936.2	$989.1	$3,744.0	$3,242.3
As a % of Total Company net trade sales	49.4%	48.9%	49.7%	50.3%	49.6%	49.1%	48.5%	49.8%	50.6%	49.5%	59.3%
Diversey Care	512.9	570.0	532.0	545.9	2,160.8	510.3	560.7	527.2	533.7	2,131.9	534.6
As a % of Total Company net trade sales	28.0%	29.4%	27.8%	27.1%	28.1%	28.0%	29.5%	28.1%	27.3%	28.2%	9.8%
Product Care	387.2	394.8	403.1	424.9	1,610.0	391.7	391.2	389.4	408.1	1,580.4	1,595.0
As a % of Total Company net trade sales	21.2%	20.4%	21.1%	21.1%	20.9%	21.5%	20.6%	20.7%	20.9%	20.9%	29.2%

Total Reportable Segments Net Sales	1,803.2	1,911.8	1,886.1	1,983.9	7,585.0	1,797.4	1,875.2	1,852.8	1,930.9	7,456.3	5,371.9
Other	25.7	25.6	25.9	28.6	105.8	25.4	26.7	25.8	25.0	102.9	95.4

Total Company Net Trade Sales	$1,828.9	$1,937.4	$1,912.0	$2,012.5	$7,690.8	$1,822.8	$1,901.9	$1,878.6	$1,955.9	$7,559.2	$5,467.3

Adjusted EBITDA:
Food Care	$145.7	$148.2	$160.6	$159.4	$613.9	$138.3	$119.6	$151.5	$168.3	$577.7	$532.3
Adjusted EBITDA Margin	16.1%	15.6%	16.9%	15.7%	16.1%	15.4%	13.0%	16.2%	17.0%	15.4%	16.4%
Diversey Care	42.6	73.3	60.7	60.7	237.3	46.5	56.2	61.1	54.1	217.9	39.8
Adjusted EBITDA Margin	8.3%	12.9%	11.4%	11.1%	11.0%	9.1%	10.0%	11.6%	10.1%	10.2%	7.4%
Product Care	62.6	61.3	69.4	71.2	264.5	64.6	61.3	68.7	72.8	267.4	263.1
Adjusted EBITDA Margin	16.2%	15.5%	17.2%	16.8%	16.4%	16.5%	15.7%	17.6%	17.8%	16.9%	16.5%

Total Reportable Segments Adjusted EBITDA	250.9	282.8	290.7	291.3	1,115.7	249.4	237.1	281.3	295.2	1,063.0	835.2
Other	(19.5)	(20.6)	(14.2)	(23.4)	(77.7)	(21.0)	(24.4)	(12.2)	(24.7)	(82.3)	(79.3)

Non-U.S. GAAP Total Company Adjusted EBITDA	$231.4	$262.2	$276.5	$267.9	$1,038.0	$228.4	$212.7	$269.1	$270.5	$980.7	$755.9

Adjusted EBITDA Margin	12.7%	13.5%	14.5%	13.3%	13.5%	12.5%	11.2%	14.3%	13.8%	13.0%	13.8%

Items to reconcile Non-U.S. GAAP Total Company Adjusted EBITDA to U.S. GAAP Net Earnings (Loss) from Continuing Operations:
Depreciation and amortization (2)	(79.5)	(81.8)	(72.7)	(73.5)	(307.5)	(83.6)	(80.2)	(81.2)	(72.1)	(317.1)	(208.3)
Special items (3) :
Write-down of non-strategic assets included in depreciation and amortization(2)	—	5.0	—	0.3	5.3	5.4	0.1	(0.3)	(4.4)	0.8	—
Restructuring and other charges(4)	0.2	(11.9)	(49.5)	(12.6)	(73.8)	(47.0)	(26.3)	(36.8)	(32.4)	(142.5)	(52.2)
Other restructuring associated costs included in cost of sales and selling general and administrative expenses	(5.9)	(10.7)	(8.3)	(7.1)	(32.0)	(13.3)	(11.5)	(4.2)	(9.9)	(38.9)	(3.9)
SARs	(18.0)	(0.1)	(8.7)	(11.3)	(38.1)	(11.8)	9.1	(2.9)	(12.8)	(18.4)	—
Costs related to the acquisition and integration of Diversey	(0.4)	—	(0.3)	(0.4)	(1.1)	(1.8)	(1.7)	(1.3)	(2.6)	(7.4)	(64.8)
Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	(1,334.3)	(558.0)	(1,892.3)	—
Impairment of equity method investment in 2013 and 2012 including related bad debt write-down of $2.3 million in 2012	—	—	(2.1)	—	(2.1)	—	(25.8)	—	—	(25.8)	—
Foreign currency exchange losses related to Venezuelan subsidiaries	(13.1)	(0.5)	0.7	(0.2)	(13.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.3)
Loss on debt redemption	(32.3)	(0.1)	—	(3.9)	(36.3)	—	—	—	(36.9)	(36.9)	—
Settlement agreement related costs included in other expense, net	(0.1)	(0.2)	(0.3)	(0.4)	(1.0)	(0.1)	(0.1)	(0.4)	(0.1)	(0.7)	(0.9)
Additional cost of sales for the step-up in inventories, net related to the Diversey acquisition in 2011	—	—	—	—	—	—	—	—	—	—	(10.8)
Legacy Diversey non-recurring charges in 2011	—	—	—	—	—	—	—	—	—	—	(12.6)
Gain on sale of facility in 2011	—	—	—	—	—	—	—	—	—	—	3.9
Interest expense	(90.8)	(89.7)	(88.9)	(91.6)	(361.0)	(97.3)	(97.3)	(96.6)	(93.5)	(384.7)	(216.6)
Other expense, net	—	—	(0.1)	0.5	0.4	0.2	—	0.1	0.7	1.0	—
Income tax provision (benefit)	(9.2)	17.9	11.2	64.1	84.0	(10.9)	1.5	(48.9)	(206.4)	(264.7)	56.7

U.S. GAAP net earnings (loss) from continuing operations	$0.7	$54.3	$35.1	$3.6	$93.7	$(10.1)	$(22.6)	$(1,240.0)	$(345.2)	$(1,617.9)	$132.7

(1)     The revised results include the results of Diversey beginning October 3, 2011 (date of acquisition). All results prior to October 3, 2011 include legacy Sealed Air results only. All results are reported on a continuing operations basis, excluding the rigid medical packaging business, which we sold in 2013 and Diversey Japan, which we sold in 2012. There has been no change in our total consolidated financial condition or results of operations previously reported.

(2)     Depreciation and amortization by segment is as follows:

Food Care	$30.2	$29.2	$29.9	$29.1	$118.4	$35.0	$35.7	$33.4	$35.9	$140.0	$113.7
Diversey Care	34.7	33.4	30.9	33.3	132.3	30.7	31.3	32.7	32.9	127.6	34.7
Product Care	9.7	9.7	9.4	9.4	38.2	9.3	9.4	9.8	9.4	37.9	40.9

Total reportable segments	74.6	72.3	70.2	71.8	288.9	75.0	76.4	75.9	78.2	305.5	189.3
Other (includes write-down of non-strategic assets)	4.9	9.5	2.5	1.7	18.6	8.6	3.8	5.3	(6.1)	11.6	19.0

Total Company depreciation and amortization	$79.5	$81.8	$72.7	$73.5	$307.5	$83.6	$80.2	$81.2	$72.1	$317.1	$208.3

(3) Includes items we consider unusual or special items. See above for further information of this non-U.S. GAAP financial measure. (4) Restructuring and other charges by segment is as follows:
Food Care	$(1.4)	$4.9	$16.4	$5.2	$25.1	$35.7	$20.0	$26.6	$(10.3)	$72.0	$13.1
Diversey Care	(0.8)	5.7	21.4	5.9	32.2	4.9	2.7	6.5	39.0	53.1	39.5
Product Care	2.0	1.2	10.4	2.8	16.4	6.2	3.4	1.4	5.7	16.7	(0.4)

Total reportable segments	(0.2)	11.8	48.2	13.9	73.7	46.8	26.1	34.5	34.4	141.8	52.2
Other	—	0.1	1.3	(1.3)	0.1	0.2	0.2	2.3	(2.0)	0.7	—

Total Company restructuring and other charges	$(0.2)	$11.9	$49.5	$12.6	$73.8	$47.0	$26.3	$36.8	$32.4	$142.5	$52.2